Exhibit 10.2

AMENDMENT TO LOAN DOCUMENTS

        THIS AMENDMENT TO LOAN DOCUMENTS ("this Amendment"), made and entered into effective as of the 17th day of September, 2001, by and between JACKSON NATIONAL LIFE INSURANCE COMPANY, a Michigan corporation ("Lender"), and APPLIED EPI, INC., a Minnesota corporation ("Borrower").

        WITNESSETH THAT:

        WHEREAS, Lender and Borrower are parties to that certain Loan Agreement (the "Loan Agreement") dated December 15, 1999, with respect to a loan in the amount of $4,500,000 made by Lender to Borrower; and

        WHEREAS, Lender and Borrower desire to amend the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement) in certain respects, all as more particularly hereinafter set forth;

        NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender and Borrower hereby covenant and agree as follows:

1.
Capitalized Terms.    Any capitalized term used herein and not otherwise defined herein shall have the meaning ascribed to such term in the Loan Agreement.

2.
Amendments to Loan Agreement.    The Loan Agreement shall be and hereby is amended as follows:

(a)
Without limiting the generality of the definition of "Environmental Indemnity Agreement" contained in the Loan Agreement, Borrower and Lender hereby agree that such term shall include, without limitation, (i) that certain Environmental Indemnity Agreement dated December 15, 1999, executed by Borrower and Chorus International Corporation, EPI Europe, Ltd., Paul E. Colombo, Frank C. Kraemer and David G. Reamer in favor of Lender (the liability thereunder of all such parties other than Borrower having been released by instrument effective as of September 17, 2001); and (ii) that certain Environmental Indemnity Agreement dated as of September 17, 2001, executed by Veeco Instruments Inc. in favor of Lender.

(b)
Without limiting the generality of the definition of "Guaranty" contained in the Loan Agreement, Borrower and Lender hereby agree that such term shall include, without limitation, (i) that certain Guaranty dated December 15, 1999, executed by Chorus International Corporation, EPI Europe, Ltd., Paul E. Colombo, Frank C. Kraemer and David G. Reamer in favor of the Lender (the liability thereunder of all such parties having been released by instrument effective as of September 17, 2001); and (ii) that certain Guaranty dated as of September 17, 2001, executed by Veeco Instruments Inc. in favor of Lender.

(c)
Without limiting the generality of the definition of "Indemnification Agreement" contained in the Loan Agreement, Borrower and Lender hereby agree that such term shall include, without limitation, (i) that certain Indemnification Agreement dated December 15, 1999, executed by Chorus International Corporation, EPI Europe, Ltd., Paul E. Colombo, Frank C. Kraemer and David G. Reamer in favor of the Lender (the liability thereunder of all such parties having been released by instrument effective as September 17, 2001); and (ii) that certain Indemnification Agreement dated as of September 17, 2001, executed by Veeco Instruments Inc. in favor of Lender.

  (d)
  The definition of "Indemnitor" contained in the Loan Agreement shall be and hereby is amended to read in its entirety as follows:

        "Indemnitor: Veeco Instruments Inc., a Delaware corporation."

  (e)
  So long as the financial condition and performance of Borrower is reported on a consolidated basis with Indemnitor, the requirements of Section 3.13 of the Loan Agreement with respect to financial statements of Borrower shall be deemed met if financial statements of Indemnitor meeting the requirements of said Section 3.13 with respect to financial statements of Borrower are provided at the times that financial statements of Borrower are required to be provided under said Section 3.13.

3.
Amendments to Other Loan Documents.    All references to the "Loan Agreement" contained in the Note, the Mortgage and the other Loan Documents shall mean and refer to the Loan Agreement, as amended hereby, and as the same may be hereafter supplemented or amended from time to time in writing.

4.
Ratification and Confirmation.    Except as specifically amended and modified herein, the Loan Agreement and the other Loan Documents shall be and remain in full force and effect, and are hereby ratified and confirmed in all respects.

5.
Consents.    If and to the extent required by the Loan Documents, Lender hereby consents to (i) the merger of Borrower with and into a wholly-owned subsidiary of Veeco Instruments Inc. and the transactions contemplated thereby; (ii) the dissolution of Applied Epi International, Inc. (f/k/a Chorus International Corporation), and the dissolution of Applied Epi Europe, Inc. (f/k/a Epi Europe, Ltd.), or the combination of Applied Epi Europe, Inc. with Borrower or affiliates of Borrower (whether by merger, sale of assets or otherwise); and (iii) the payment, on or about September 17, 2001, by Borrower to certain of its officers and shareholders of subordinated debt in the amount of $5,000,000.00.

6.
Counterparts.    This Amendment may be executed simultaneously in two or more counterparts each of which shall be deemed an original, but all of which shall constitute one and the same Amendment.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.

JACKSON NATIONAL LIFE INSURANCE COMPANY
PPM Finance, Inc., its Agent
By:	/s/ AUTHORIZED SIGNATORY Its: Authorized Signatory
APPLIED EPI, INC.
By:	/s/ AUTHORIZED SIGNATORY Its: Authorized Signatory